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                                                                    Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|

                 J.P. Morgan Trust Company, National Association
               (Exact name of trustee as specified in its charter)

                                                            95-4655078
(State of incorporation                                     (I.R.S. employer
if not a U.S. national bank)                                identification no.)

1999 Avenue for the Stars - Floor 26                        90067
Los Angeles, CA                                             (Zip code)
(Address of principal executive offices)

                           CITGO PETROLEUM CORPORATION
               (Exact name of obligor as specified in its charter)

Delaware                                                    73-1173881
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

1293 Eldridge Parkway                                       77077
Houston, Texas                                              (Zip code)
(Address of principal executive offices)

                                  -------------

                                  Senior Notes
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

      (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

                    Name                                 Address
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
Comptroller of the Currency                          Washington, D.C.

Board of Governors of the Federal Reserve System     Washington, D.C.

      (b)   WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

      Yes.

2.    AFFILIATIONS WITH OBLIGOR.

      IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      None.

3.    LIST OF EXHIBITS.

      EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7a-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(d).

            Exhibit 1 Articles of Association of the Trustee as now in effect (Exhibit 1 to Form T-1 filed with Form 8-K of the Southern California Water Company, filed December 7,
                        2001).

            Exhibit 2 Certificate of Authority of the Trustee to Commence Business (Exhibit 2 to Form T-1 filed with Registration Statement No. 333-41329).

            Exhibit 3 Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

            Exhibit 4 By-laws of the Trustee (Exhibit 4 to Form T-1 filed with Form 8-K of the Southern California Water Company, filed December 7, 2001).

            Exhibit 5   Not applicable.

            Exhibit 6 The consent of the Trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-41329).

            Exhibit 7 A copy of the latest report of condition of the Trustee, published pursuant to law or to the requirements of its supervising or examining authority.

            Exhibit 8   Not applicable.

            Exhibit 9   Not applicable.

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                                    SIGNATURE

      Pursuant to the requirements of the Act, the Trustee, J.P. Morgan Trust Company, National Association, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of Cleveland, and State of Ohio, on the 17th day of January, 2005.

                                                     J.P. MORGAN TRUST COMPANY,
                                                     NATIONAL ASSOCIATION

                                                     By: /s/ Biagio Impala
                                                         ----------------------
                                                         Name:   Biagio Impala
                                                         Title:  Vice President

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